UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.investorvote.com/GTE Step 1: Go to www.investorvote.com/GTE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/GTE or scan the QR code — login details are located in the shaded bar below. Annual Stockholder Meeting Notice 03133C + + Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2019 annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This is not a ballot. You cannot use this notice to vote the shares you hold in Gran Tierra Energy Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Annual Report are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 30, 2019 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:00am, Mountain Time, on May 5, 2019. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: If you want to receive paper or e-mail copies of the proxy materials for the annual meeting or for future shareholder meetings delivery requests can be submitted using the options below. There is NO charge for requesting a copy. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/GTE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Gran Tierra Energy Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 30, 2019. Gran Tierra Energy Inc.’s Annual Meeting of Stockholders will be held on May 7, 2019 at Centennial Place, 3rd Floor, West Tower, 250-5 Street S.W., Calgary, Alberta, Canada T2P 0R4, at 11:00 a.m. (Mountain time). For directions to the meeting, please visit www.grantierra.com Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Gary S. Guidry 02 - Peter J. Dey 03 - Evan Hazell 04 - Robert B. Hodgins 05 - Ronald W. Royal 06 - Sondra Scott 07 - David P. Smith 08 - Brooke Wade. 2. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement. 3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement. Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Proxy materials available to view or receive: 1) Notice of Annual Meeting 2) Proxy Statement 3) Annual Report Annual Stockholder Meeting Notice